                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 25, 1999

                              RYERSON TULL, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                      1-9117                36-3425828
--------------------------------  ---------------------  -----------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)


         2621 West 15th Place
          Chicago, Illinois                                      60608
----------------------------------------                 ----------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including are code: (773) 762-2121

                         Inland Steel Industries, Inc.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On February 25, 1999 at a special meeting of the stockholders of Ryerson Tull, Inc. ("Ryerson Tull"), the stockholders of Ryerson Tull approved the merger of Ryerson Tull with RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"). Pursuant to the merger, Ryerson Tull became a wholly owned subsidiary of the Company and each share of Ryerson Tull class A common stock was converted into 0.61 shares of Company common stock. Ryerson Tull then merged with the Company and the Company changed its name to "Ryerson Tull, Inc."

     As of February 26, 1999, shares of Company common stock began trading on the New York Stock Exchange under the symbol "RT."

     The Press Release dated February 25, 1999 attached hereto as Exhibit 99.1 is incorporated herein by reference in answer to this Item 5.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 26, 1999                 RYERSON TULL, INC.


                                         By: /s/ Jay M. Gratz
                                             -----------------------------
                                                 Jay M. Gratz
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                           Description
------                           -----------
99.1      Press Release issued by the Company dated
          February 25, 1999................................................